UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

ANTERO RESOURCES LLC

(Exact name of registrant as specified in its charter)

Delaware	333-164876-06	90-0522242
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

1625 17th Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 357-7310

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On March 26, 2012, Antero Resources issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the closing of the sale of certain of its Marcellus Shale gathering system assets in West Virginia.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT	DESCRIPTION

99.1	Antero Resources press release dated March 26, 2012 relating to Marcellus Shale gathering system sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES LLC

By:	/s/ Glen C. Warren, Jr.

Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: March 27, 2012

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Antero Resources press release dated March 26, 2012 relating to Marcellus Shale gathering system sale.